UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2019

Texas Pacific Land Trust

(Exact name of registrant as specified in its charter)

Not Applicable	1-737	75-0279735
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1700 Pacific Avenue, Suite 2900 Dallas, Texas	75201
(Address of principal	(Zip Code)
executive offices)

Registrant’s telephone number, including area code: (214) 969-5530

Not Applicable

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Sub-shares in Certificates of Proprietary Interest (par value $0.03-1/3 per share)	TPL	New York Stock Exchange

Item 7.01 Regulation FD Disclosure.

On November 14, 2019, Texas Pacific Land Trust (the “Trust”) posted to the Trust’s website at www.tpltrust.com an investor presentation to be used from time to time in meetings with investors and analysts. A copy of the investor presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information included in this Item 7.01 of Current Report on Form 8-K, including the attached Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Description
99.1	Investor Presentation November 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2019	TEXAS PACIFIC LAND TRUST

	By:	/s/ Robert Packer
	Name:	Robert Packer
	Title:	Chief Financial Officer

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